EXHIBIT 10.6

                           WARRANT PURCHASE AGREEMENT

    WARRANT PURCHASE AGREEMENT (this "Agreement"), dated as of June 20, 2007, is entered into by and among China Pacific Acquisition Corp., a Delaware corporation (the "Company"), and [__________] ("Buyer").

                                    WHEREAS:

    A. The Company has filed a registration statement (the "Registration Statement") for the initial public offering (the "IPO") of units (the "Units"), each unit consisting of one share of the Company's Common Stock (a "Share") and one four year warrant (the "Warrants") to purchase one Share at an exercise price of $6.00 per Share exercisable on the later of the Company's completion of a business combination and one year from the date of the IPO.

    B. The Company and Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended, and by Regulation D ("Regulation D") promulgated by the United States Securities and Exchange Commission (the "SEC") thereunder; and

    C. Buyer desires to purchase and the Company desires to issue and sell, upon the terms and conditions set forth in this Agreement, [______] Warrants (the "Placement Warrants") for an aggregate purchase price of [________] Dollars ($[_______]) (the "Buyer Purchase Price").

    NOW THEREFORE, the Company and Buyer hereby agree as follows:

        1.      PURCHASE AND SALE OF UNITS.

                (a) PURCHASE OF PLACEMENT WARRANTS. On the Closing Date (as defined below), the Company shall issue and sell to Buyer and Buyer shall purchase from the Company the Placement Warrants for the Buyer Purchase Price.

                (b)     FORM OF PAYMENT. On the Closing Date (as defined below),
(i) Buyer shall pay the Buyer Purchase Price for the Placement Warrants by wire transfer of immediately available funds to the Company, in accordance with the Company's written wiring instructions, against delivery of the Placement Warrants, and (ii) immediately prior to the closing of the IPO, the Company shall deposit the Buyer Purchase Price into the trust account described in the Registration Statement (the "Trust Account").

                (c) CLOSING DATE. Subject to the satisfaction (or written waiver) of the conditions thereto set forth in Section 6 and Section 7 below, the date and time of the issuance and sale of the Placement Warrants pursuant to this Agreement shall be no later than the date and time that the Company's Registration Statement is declared effective by the SEC (the "Closing Date"). The closing of the transactions contemplated by this Agreement (the "Closing") shall occur on the Closing Date at such location as may be agreed to by the parties.
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        2.      BUYER REPRESENTATIONS AND WARRANTIES.

                (a)     Buyer represents and warrants to the Company as follows:

                        (i) Buyer is purchasing the Placement Warrants for its own account and for investment purposes and not with the view towards distribution;

                        (ii) Buyer acknowledges that the Shares and Warrants included in the Placement Warrants purchased, and the Shares issued upon exercise of the Placement Warrants, will bear a legend in substantially the following form:

                THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN OFFERED AND SOLD IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 AS AMENDED (THE "SECURITIES ACT"). ACCORDINGLY, THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND MAY NOT BE TRANSFERRED OTHER THAN PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

                        (iii) Buyer understands that the Placement Warrants are being offered and sold to it in reliance on specific exemptions from the registration requirements of Federal and State securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties and agreement herein in order to determine the applicability of such exemptions and the suitability of Buyer to acquire the Placement Warrants;

                        (iv) Buyer acknowledges that, in making the decision to purchase the Placement Warrants, Buyer has relied solely upon independent investigations made by it and materials provided by the Company and not upon any separate representations made by the Company with respect to the Company or the Placement Warrants;

                        (v) Buyer has had a reasonable opportunity to ask questions of and receive answers from the Company concerning the Company and this offering and all such questions, if any, have been answered to the full satisfaction of Buyer;

                        (vi)    Buyer  has  such   knowledge  and  expertise  in
financial and business matters that the undersigned is capable of evaluating the merits and risks involved in an investment in the Placement Warrants; and

                        (vii) Each of Buyer and its equity holders is an accredited investor as such term is defined in Rule 501 of Regulation D.

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                (b)     NO   GOVERNMENT   RECOMMENDATION   OR  APPROVAL.   Buyer
understands that no Federal or State agency has passed on or made any recommendation or endorsement of the Placement Warrants.

                (c)     STATUS OF PLACEMENT WARRANTS. Buyer acknowledges that:

                        (i) The Placement Warrants, Shares and Warrants will be subject to a lock-up as referred to in the Registration Statement. Subject to certain limited exceptions, the Shares and Warrants are not transferable until the closing of the initial business combination as described in the Registration Statement, and are subject to the same voting restrictions and waiver of conversion rights as are applicable to the Shares currently held by the Company's existing stockholders as described in the Registration Statement.

                        (ii) In the event that the Company distributes to its public stockholders the amount in the trust account as described in the Registration Statement pursuant to the dissolution of the Company, Buyer will lose its entire investment as Buyer shall have no right to participate in such distribution.

        3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to Buyer that:

                (a) The execution, delivery and performance of this Agreement has been or will be duly and validly authorized by the Company and will be a valid and binding agreement of the Company, enforceable in accordance with its respective terms, except to the extent that (i) the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally, (ii) the enforceability hereof is subject to general principles of equity or (iii) the indemnification provisions hereof may be held to violate public policy. The securities to be issued pursuant to the transactions contemplated by this Agreement have been duly authorized and, when issued and paid for in accordance with (x) this Agreement and (y) the certificates/instruments representing such securities, will be valid and binding obligations of the Company, enforceable in accordance with their respective terms, except to the extent that (i) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally, (ii) the enforceability thereof is subject to general principles of equity, or (iii) the indemnification provisions thereof may be held to violate public policy. All corporate action required to be taken for the authorization, issuance and sale of the Placement Warrants has been duly and validly taken by the Company.

                (b)     The  Shares  being  offered  as  part  of  the Placement
Warrants will be duly authorized and when issued and paid for in accordance with this Agreement and proper exercise of such Warrants, respectively, and the certificates/instruments representing such Common Stock, will be validly issued, fully-paid and non-assessable; and such securities are not and will not be subject to the preemptive rights of any holder of any security of the Company.

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                (c)     The Company is  organized  and is validly  existing as a
corporation in good standing under the laws of the State of Delaware. The Company is duly qualified or licensed and in good standing as a foreign corporation in each jurisdiction in which the character of its operations requires such qualification or licensing and where failure to so qualify would have a material adverse effect on the Company. The Company has all requisite power and authority, and all material and necessary authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies (domestic and foreign) ("Approvals") to conduct its business and the Company is doing business in material compliance with all such Approvals except where the failure to have such Approvals would not have a material adverse effect on the Company. The Company has all power and authority to enter into this Agreement, to carry out the provisions and conditions hereof, and all consents, authorizations, and approvals required in connection herewith have been obtained or will be obtained prior to the Closing. No consent, authorization or order of, and no filing with, any court, government agency or other body is required by the Company for the issuance of the securities except for applicable federal and state securities laws.

        4.      COVENANTS.

                (a) BEST EFFORTS. The parties shall use their best efforts to satisfy timely each of the conditions described in Sections 6 and 7 of this Agreement.

                (b) AUTHORIZATION AND RESERVATION OF SHARES. The Company shall at all times have authorized, and reserved for the purpose of issuance, a sufficient number of shares of Common Stock to provide for the full exercise of the outstanding Placement Warrants (the "Warrant Shares").

        5. REGISTRATION RIGHTS. Buyer (and its assignees and transferees) shall be granted demand registrations pursuant to a Registration Rights Agreement reasonably acceptable to Buyer and the Company.

        6. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL. The obligation of the Company hereunder to issue and sell the Placement Warrants to Buyer at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions thereto, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

                (a) Buyer shall have executed this Agreement and delivered the same to the Company.

                (b) Buyer shall have delivered the Buyer Purchase Price in accordance with Section 1(b) above.

                (c) The representations and warranties of Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and Buyer shall

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have  performed,  satisfied  and  complied  in all  material  respects  with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by Buyer at or prior to the Closing Date.

                (d) No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

        7. CONDITIONS TO THE BUYER'S OBLIGATION TO PURCHASE. The obligation of Buyer hereunder to purchase the Placement Warrant at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions, provided that these conditions are for Buyer's sole benefit and may be waived by Buyer at any time in its sole discretion:

                (a) The Company shall have executed this Agreement and delivered the same to Buyer.

                (b)     The  Company  shall  have   delivered  to  Buyer  a duly
executed Placement Warrant in accordance with Section 1(b) above.

                (c) The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at such time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

                (d) No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

                (e) No event shall have occurred which could reasonably be expected to have a material adverse effect on the Company.

                (f)     The  Company   shall  have   executed  an   Underwriting
Agreement with the underwriter for the IPO.

        8.      GOVERNING LAW; MISCELLANEOUS.

                (a)     GOVERNING  LAW.  THIS   AGREEMENT   SHALL  BE  ENFORCED,
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE

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PERFORMED  ENTIRELY  WITHIN  SUCH STATE,  WITHOUT  REGARD TO THE  PRINCIPLES  OF
CONFLICT OF LAWS. THE PARTIES HERETO HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES FEDERAL COURTS LOCATED IN NEW YORK CITY, NEW YORK WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS AGREEMENT, THE AGREEMENTS ENTERED INTO IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. BOTH
PARTIES   IRREVOCABLY  WAIVE  THE  DEFENSE  OF  AN  INCONVENIENT  FORUM  TO  THE
MAINTENANCE OF SUCH SUIT OR PROCEEDING. BOTH PARTIES FURTHER AGREE THAT SERVICE OF PROCESS UPON A PARTY MAILED BY REGISTERED FIRST CLASS MAIL SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON THE PARTY IN ANY SUCH SUIT OR PROCEEDING. NOTHING HEREIN SHALL AFFECT EITHER PARTY'S RIGHT TO SERVE PROCESS IN
ANY  OTHER  MANNER   PERMITTED  BY  LAW.   BOTH  PARTIES   AGREE  THAT  A  FINAL
NON-APPEALABLE JUDGMENT IN ANY SUCH SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON SUCH JUDGMENT OR IN ANY OTHER LAWFUL MANNER. THE PARTY WHICH DOES NOT PREVAIL IN ANY DISPUTE ARISING UNDER THIS AGREEMENT SHALL BE RESPONSIBLE FOR ALL FEES AND EXPENSES, INCLUDING REASONABLE ATTORNEYS' FEES, INCURRED BY THE PREVAILING PARTY IN CONNECTION WITH SUCH DISPUTE.

                (b) COUNTERPARTS; SIGNATURES BY FACSIMILE. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

                (c)     HEADINGS.   The  headings  of  this  Agreement  are  for
convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

                (d) SEVERABILITY. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

                (e) ENTIRE AGREEMENT; AMENDMENTS. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

                (f) NOTICES. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered

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personally or by courier (including a recognized  overnight delivery service) or by facsimile and shall be effective five days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by
facsimile,   in  each  case  addressed  to  a  party.  The  addresses  for  such communications shall be:

                If to the Company:       China Pacific Acquisition Corp.
                                         43/F Jardine House
                                         1 Connaught Place
                                         Hong Kong, China
                                         Attention: Dato' Sin Just Wong
                                         Facsimile:

                With a copy to:          Reitler Brown & Rosenblatt LLC
                                         800 Third Avenue
                                         21st Floor
                                         New York, NY 10022
                                         Attention: Robert Steven Brown
                                         Facsimile: 212-371-5500

                If to Buyer:



                                         Facsimile:

Each party shall provide notice to the other party of any change in address.

                (g) WAIVER OF CLAIMS; INDEMNIFICATION. Buyer hereby waives any and all rights to assert any present or future claims, including any right of rescission, against the Company and W R Hambrecht & Co, LLC (the "Underwriter") with respect to its purchase of the Company Placement Warrant, and agrees to indemnify and hold the Company and the Underwriter in the IPO harmless from all losses, damages or expenses that relate to claims or proceedings brought against the Company, or such Underwriter by Buyer of the Company Placement Warrant or its transferees, assigns or any subsequent holder of the Company Placement Warrant.

                (h) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns, provided, however, that Buyer shall not have the right to assign any of its rights hereunder to purchase Company Placement Warrant to any other person.

                (i) THIRD PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person; provided that Section 8(g) is intended to benefit the Underwriter and shall be enforceable against Buyer by the Underwriter.

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                (j)     FURTHER ASSURANCES.  Each party shall do and perform, or
cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                (k) NO STRICT CONSTRUCTION. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

                (l) FURTHER AGREEMENT. Buyer agrees to enter into an agreement or execute a letter confirming the voting obligations and other restrictions pertaining to the Company Placement Warrants upon request of the Underwriter for the IPO.


                                      * * *

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    IN WITNESS WHEREOF,  the undersigned  Buyer and the Company have caused this
Agreement to be duly executed as of the date first above written.


                                        CHINA PACIFIC ACQUISITION CORP.



                                        By: __________________________
                                             Name:
                                             Title:




                                        BUYER



                                        By: ___________________________
                                             Name: